OTHER INCOME (EXPENSE), NET	12 Months Ended
Dec. 31, 2024
Other Income and Expenses [Abstract]
OTHER INCOME (EXPENSE), NET	OTHER INCOME (EXPENSE), NET
Other income (expense), net consisted of the following:

(In millions)	2024	2023	2022
Viessmann-related hedges	(86)	(96)	—
CCR gain	318	—	—
TMA-related gain	46	—	—
TCC acquisition-related gain	—	(8)	705
Chubb gain	—	—	1,105
Other	39	(9)	8
Other income (expense), net	$317	$(113)	$1,818

Other income (expense), net primarily includes the impact of gains and losses related to the sale of businesses or interests in equity method investments, foreign currency gains and losses on transactions that are denominated in a currency other than the entity's functional currency and hedging-related activities. During the year ended December 31, 2024, the Company completed the sale of CCR and recognized a gain on the sale of $318 million. In addition, the Company recognized a $46 million gain associated with its share of UTC's conclusion of certain income tax matters from their 2017 and 2018 tax audit with the IRS. In connection with the acquisition of the VCS Business, the Company recognized a $86 million loss on the mark-to-market valuation of its window forward contracts associated with the cash outflows of the Euro-denominated purchase price.

During the year ended December 31, 2023, the Company recognized a $96 million loss on the mark-to-market valuation of its window forward contracts associated with the cash outflows of the Euro-denominated purchase price of the VCS Business. During the year ended December 31, 2022, the carrying value of the Company's previously held equity investments in TCC were recognized at fair value at the date of acquisition. As a result, the Company recognized a $697 million non-cash gain associated with the increase in its ownership interest. In addition, the Company completed the Chubb Sale and recognized a gain on the sale of $1.1 billion.